SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                ----------------

                                   May 9, 2003
                ------------------------------------------------
                Date of Report (Date of Earliest Event Reported)


                           MAXCOR FINANCIAL GROUP INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


        Delaware                        0-25056                59-3262958
----------------------------    ------------------------    ----------------
(State or Other Jurisdiction    (Commission File Number)    (I.R.S. Employer
    of Incorporation)                                      Identification No.)

                          One Seaport Plaza, 19th Floor
                               New York, New York
                    ----------------------------------------
                    (Address of Principal Executive Offices)

                                      10038
                                   ----------
                                   (Zip Code)

                                 (646) 346-7000
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)



                   ------------------------------------------
                   (Former Name or Former Address, if Changed
                               Since Last Report)





                         The Exhibit Index is on Page 4


                               Page 1 of 8 Pages

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)      Exhibits.

99.1     Press Release, dated May 9, 2003.

99.2 Certification of the Chief Executive Officer and Chief Financial Officer of the Registrant, pursuant to 18 U.S.C. Section 1350.


ITEM 9. REGULATION FD DISCLOSURE (The following information is being provided under Items 9 and 12)

         On May 9, 2003, the Registrant issued a press release announcing the Registrant's unaudited earnings results for its fiscal first quarter ended March 31, 2003. The press release is furnished herewith and attached hereto as Exhibit 99.1.

         The furnishing of the press release as an exhibit to this Report is not to be deemed an admission that the release contains material information that has not already been publicly disclosed in the manner contemplated by Regulation FD Rule 101(e)(2).

         On May 15, 2003, the Registrant filed with the Securities and Exchange Commission its Quarterly Report on Form 10-Q for the quarter ended March 31, 2003 (the "Form 10-Q"). Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), the Form 10-Q was accompanied by, as additional correspondence, a certification of the Registrant's Chief Executive Officer, Gilbert D. Scharf, and its Chief Financial Officer, Steven R. Vigliotti. A copy of the certification is furnished herewith and attached hereto as Exhibit 99.2.


                               Page 2 of 8 Pages

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       MAXCOR FINANCIAL GROUP INC.


                                       By: /s/ ROGER SCHWED
                                           ---------------------------------
                                           Name:  Roger Schwed
                                           Title: Executive Vice President
                                                   and General Counsel



Date: May 15, 2003


                               Page 3 of 8 Pages

                                  EXHIBIT INDEX



Exhibit No.                       Description                       Page No.
-----------                       -----------                       --------

99.1                   Press Release, dated May 9, 2003                5

99.2                   Certification of the Chief                      8
                       Executive Officer and Chief Financial
                       Officer of the Registrant, pursuant to
                       18 U.S.C. Section 1350


                               Page 4 of 8 Pages